November 2011
Continued Market Leadership
through Execution and Innovation
Investor Presentation
© 2011 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Exhibit 99.1

Forward-looking statements
Use of non-GAAP financial measures
This presentation may include certain Non-GAAP (generally accepted accounting principles) financial measures in describing Broadridge’s performance. Management believes that such Non-GAAP measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with GAAP. The reconciliations of such measures to the comparable GAAP figures are included in this presentation.
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2012 Financial Guidance” section and statements about our future financial performance are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended
June 30, 2011 (the “2011 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-
looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2011 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s sevices with favorable pricing terms; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of
Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
Use of material contained herein
The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.
Broadridge assumes no duty to update or revise the information contained in this presentation. You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge
Financial Solutions, Inc., which owns the copyright.
Pre-Spin financial information
Financial information presented for periods prior to the March 30, 2007 spin-off of Broadridge from Automatic Data Processing, Inc. (“ADP”) represents the operations of the brokerage services business which were operated as part of ADP. Broadridge’s financial results for periods before the spin-off from ADP may not be indicative of our future performance and do not necessarily reflect what our results would have been had Broadridge operated as a separate, stand-alone entity during the periods presented, including changes in our operations and capitalization as a result of the spin-off from ADP.

Broadridge Strategy Statement
Our vision is to be the leading provider of Investor
Communications and Technology and Operations Solutions to
Bank/Broker-Dealers, Mutual Funds, and Corporate Issuers
globally
– We have strong positions in large and attractive markets with opportunities to grow
– We have a balanced and diverse portfolio across four related businesses:
broker-dealer communications, mutual funds, issuer services, and broker-
dealer technology and operations
– We will grow all four businesses by leveraging our unique network, our market position, and our brand/service reputation
– We will do so with a combination of organic growth and M&A
– We anticipate that this approach will drive 6-9% revenue growth, low-to-mid teens earnings growth, and including a target 2-3% dividend yield and buybacks, top-quartile total shareholder returns through FY14

Broadridge is a strong, resilient business
with significant growth potential
History of market leadership
– Proven ability to address increasingly complex customer needs through technology
– Innovation and thought leader in industry for >40 years
Strong position in large and attractive markets
– Leader in investor communications and securities processing
– Resilient through crisis due to mission-critical nature of services
– Deeply respected by industry and regulators
– Ample room for expansion into naturally adjacent markets
Excellent team
– Results-driven and deeply experienced management team aligned with shareholders
– Highly engaged associates—one of the best large companies to work for in NY
1.   As recognized by the NY Society of Human Resources in 2008-2011
1

ProxyEdge®

THE BLACK BOOK OF OUTSOURCING

Matrix Financial Solutions

City Networks

AccessData

NewRiver

Broadridge

Our market position is differentiated
and sustainable
Revenue growth
Investor Communication Services
$B
2.4
2.0
1.4
2011 2005
Growth through
crisis and recession
•
Proxy services for >85%
of outstanding
shares in US
•
Processed >600 billion shares in 2011
•
Used by >4,000 institutional investors
globally
•
Eliminates >50%
of physical mailings
• 100K votes through mobile apps in first
two months since launch
New businesses
Tuck-in acquisitions and
partnerships within clear and
strict guardrails
Broadridge is well positioned to accelerate growth
and continue driving significant free cash flow
5% CAGR
Securities Processing Services
Ranked #1
Brokerage Service
Outsourcing
Provider (2010)
Enable
clients to
process in
>50 countries
Processes
>$4 trillion
in FI trades
per day

Investor Communication
Services
Securities Processing
Services
We are the leader in several markets
Market Rank
Bank/Broker-Dealer
Regulatory
Communications
Broker-Dealer
Transactional
Communications
Corporate Issuer
Regulatory
Communications
Mutual Fund Proxy
Mail and Tabulation
Market Rank
US Brokerage
Processing
US Fixed Income
Processing
Canadian Brokerage
Processing
#1
#1
#1
#1
#1
#1
#1
1. Rank by market share
1
1

Since spin-off, we have focused on the
drivers of TSR
TSR driver Key actions
Portfolio
Drive profitable growth
Spending >$300M annually on technology
Introduced >20 new products since spin-off
Made several strategic acquisitions
Divested Ridge and pruned underperforming products
Operational
excellence
Improve margins by leveraging scale
Migrating data center from ADP to IBM
Smart-shoring – 20% of associates now in India
Strict financial controls
Financial
strategy
Generate strong cash flow for our shareholders
Paid down debt to 1:1 Adjusted Debt/EBITDAR within 18 months of spin
Doubled dividend in 2010, increased by further 7% in 2011
(current payout ratio 35%)
Repurchased ~25M shares since spin, with additional ~7M
available for repurchase at September 30, 2011
In last four years we have strengthened our position,
restructured our portfolio and returned significant cash
1. Adjusted Debt-to-EBITDAR ratio calculated as (Debt + 5x Rent Expense) / (EBITDA + Rent Expense)
1
2
3

Since spin-off, we have reduced “spin debt”
and returned capital
Change
in cash²
198
155
395
Dividends
213
392
Freed-up
capital
281
FCF
(Non-
GAAP)
1,072
Capex
191
Cash flow
from
operations
(GAAP)
1,263
Use of cash FY07–11, $M
Focus on prudent capital stewardship
1. Gross buy-backs of $509 less proceeds from stock option exercises of $115
2. FY11 ending cash of $241 less beginning cash of $43
Buy-
backs¹
Tuck-in
acquisi-
tions
Debt
reduction

Mutual Fund—Core
Retirement processing
Data aggregation
Marketing communications
Proxy/solicitation
Large and attractive markets – Investor
Communications (ICS) is a $10B+ market
BBD—Emerging products
Global proxy and communications
Tax reporting and outsourcing
Security class actions
Advisor services
Bank/Broker-Dealer (BBD)—Core
Regulatory communications
(proxy, interims, etc.)
Customer communications
(transaction statements, etc.)
Total addressable market $10B+ fee revenue
Issuer
Transfer agency
Shareholder analytics
Investor communications
BBD—Natural adjacencies
Enterprise archiving
On-boarding
International tax reclaim
$1.3B
$0.9B
$2.0B
$3.0B
$1.8B
$1.7B
Mutual Fund—Natural adjacencies
Transaction reporting
Imaging and workflow, etc.
Sources: BCG, Bain, Patpatia, Broadridge estimates

Sources: Tower Group, Chartis, Aite, IM2, Broadridge internal estimates
Technology and Operations (SPS) adds
~$14B to our addressable market
Securities and investment firms’ overall technology and operations spend is over $100 billion and growing at 5%
$1.2B
$2.8B
~$5.0B
Adjacent markets
Middle-office
Buy-side services
Derivatives processing
Fixed Income market
data and analytics
~$5.2B
North American BPO
Middle- and back-office
Data center services
Select corporate functions
US Brokerage Processing
Core equities and fixed income
Global Processing
Core equities and fixed income
Global BPO
Reconciliations
Total addressable market ~ $14B fee revenue

Our strategy is to leverage our market role
to expand our client relationships
Reinforce role as the industry thought leader to lead e-transition
Drive growth in adjacent markets through new organic or
acquired solutions
Grow core
Bank/Broker-Dealer
Communications
Build leading data-
driven Mutual Fund
Solutions Provider
Leverage unique data hub position and leading role in the
BBD market
Grow retirement trade processing, data aggregation, marketing communication and proxy/solicitation services
Grow Issuer
Solutions
Capitalize on position in beneficial processing to expand direct relationship with issuers
Expand registered proxy, transfer agency, and enhanced
Issuer services
Grow Global
Technology and
Operations
Solutions
Leverage market-leading global platform to expand current
relationships and enter new adjacencies
Grow global processing and BPO businesses; selectively
pursue other adjacencies
Multiple ways to win

ICS Unique Business Systems Processing Model
Proxy and Interim processing system is the “plumbing” supporting the voting process for corporate governance
(1) Represents Broadridge’s estimated total number of brokerage firms and banks in the U.S. and international markets
(2) Represents Broadridge’s estimated total number of positions managed by U.S. brokers and banks
(3) Represents Broadridge’s estimated total number of corporate issuers in the U.S.
(4) Represents total number of Fund Sponsors in the U.S. who manage over 16,000 funds including Mutual Funds, Closed-end Funds, ETFs and UITs, according to the
Investment Company Institute’s 2009 Investment Company Year Book
PROXY & INTERIMS PROCESSING OVERVIEW
"THE PLUMBING"
Broker/Bank 1 Issuer 1 / Fund 1
Broker/Bank 2 Issuer 2 / Fund 2
Broker/Bank 3 Issuer 3 / Fund 3
Broker/Bank 4 Issuer 4 / Fund 4
Broker/Bank 5 Issuer 5 / Fund 5
Broker/Bank 6 Issuer 6 / Fund 6
Broker/Bank 7 Issuer 7 / Fund 7
Broker/Bank 8 Issuer 8 / Fund 8
Broker/Bank 9 Issuer 9 / Fund 9
˜ Brokers/Banks
800+
(1)
˜ Issuers 10,000+
(3)
˜ Funds 700+
(4)
ANNUAL CORPORATE ISSUER AND MUTUAL FUND EVENTS
Approximately 12,000 Events Per Year
(Annual Corporate Issuer Shareholder Meetings and Mutual Fund Proxy Meetings)
Proxy Distribution
>40% of
accounts
require
special
processing
Vote Processing
Managing
~350M
active
positions
(2)
Majority of
all shares
are held in
street-side
Shareholder
Preferences
Database
Shareholder
Consent
Database
Equity and Mutual Fund Shareholders
Broadridge
manages
>1,600
Corporate
Issuers
Broadridge
processes on
average 85%
of U.S. shares
outstanding
Electronic or
Physical Vote Return
Data Hub and Platform
Electronic or
Physical Delivery
Street-side Processing
Registered Processing
> 50% of Hard Copy
Mailings Eliminated
via E-Delivery and
Suppressions
85% of Shares Voted
Electronically
BROADRIDGE
Proxy Processing System
Over 8 million lines of code and approximately 500,000 function points
Supported by 150+ dedicated programmers

Bank/Broker
- Dealer
(43%)
Mutual Fund
(28%)
Corporate
Issuer
(29%)
Distribution
$704M (45%)
Other
$103M (7%)
Fulfillment
$117M (8%)
Transaction
Reporting
$156M (10%)
Interims
$146M (9%)
Proxy
$334M (21%)
ICS Product and Client Revenue Overview
We have a strong and diverse product
offering…
We have a strong and diverse product
offering…
ICS is highly resilient due to our deep customer relationships with our
Bank/Broker-Dealer clients
Primarily
Postage
…and we have deep and longstanding
client relationships
…and we have deep and longstanding
client relationships
Increase in electronic
distribution reduces postage
revenue and increases profits
FY11 Product Revenues FY11 Client Revenues
(Based on who pays BR as agent)

ICS-Bank/Broker-Dealer
What We Do:
Regulatory communications
– Beneficial proxy and interims for equities
– Beneficial mutual fund compliance
communications
Customer communications
– Transaction statements, trade confirmations
and other reporting
Global and emerging products
– Advisor services
– Global proxy and communications
– Tax reporting and outsourcing
– Securities class actions
Competitive Advantages:
Indispensible data hub with established
relationships with majority of BBDs
Strong market position and innovative
leadership
– First/only certified voting results
– First e-delivery, phone, web and mobile
voting platform
Proprietary systems, network and
databases
– ProxyEdge® – institutional voting and record
keeping platform
– Preference and consent database
Unmatched scale with highest level data
security (ISO 27001)

What We Do:
Mutual Fund trade processing in the
defined contribution/trust space
(Matrix)
Data aggregation and analytics
(Access Data)
Marketing/Regulatory
communications including content
(NewRiver)
Registered proxy and solicitation
Competitive Advantages:
Long-standing relationships across
industry
Serve every mutual fund and majority of
bank/broker-dealers
Unique data capabilities
Proprietary platform to allow mutual funds to
understand their clients
Innovative business applications that address
unique industry issues such as compliance
and distribution payments
Largest electronic repository for mutual fund
compliance data
Industry-leading ICS products with
unmatched scale
Leverage to create cost-effective products for
mutual funds
ICS-Mutual Funds

What We Do:
Beneficial proxy service
Registered shareholder communications
– Registered proxy
– Interim communications
Transfer agency (TA)
– Stock share registry, ownership
transfers and dividend calculation
Enhanced issuer solutions
– Shareholder analytics
– Virtual shareholder meetings
– Shareholder forums
– Global proxy services
Competitive Advantages:
Market Position – only full service provider of
shareholder communications to all types of
shareholders
Unmatched Scale – able to leverage one billion plus
shareholder communications annually as well as
record-keeping, corporate actions and other
shareholder account servicing
Unmatched Data – unique dataset of investors and
positions allows Issuers to more effectively reach
their shareholders
Thought Leadership –
unmatched expertise to
innovate the proxy process and help guide
Issuers through a complex regulatory
environment
ICS-Issuers

M
A
R
K
E
T
S
H
A
R
E
Equity
(~75%)
Transactions, $239M
Non-transactions, $211M
Fixed Income (~15%)
Transactions, $56M
Non-transactions, $30M
Outsourcing
(~10%)
$58M
FY11 Product Revenues
Securities Processing North America Market Share
Overview¹
Equity Processing Client Volume
Broadridge
~30%
Competitors
~20%
In-house
~50%
Broadridge
~6%
Untapped
Market
~94%
(>$1 Billion)
In-house
~43%
Competitors
~2%
U.S. $ Fixed Income Client Volume
Operations Outsourcing
1. All market share information is based on management’s estimates and is part of much larger market. No attempt has been made to size such market
Broadridge
~55%

Competitive Advantages:

Unique global technology platform provides processing access to over 50 countries

Breadth of asset classes on single "platform"

Leading market position and scale

Flexible business model that can be tailored to unique client needs

Trusted brand

Broadridge

What We Do:
Best-of-breed processing solutions
– Leading global platform
– Broad asset class coverage
Broad suite of add-on or point solutions
– Desk top applications used by brokers
and traders
– Workflow and reconciliation
applications
– Data aggregation and warehousing
tools
Industry-leading global business process
outsourcing (BPO) solutions
Technology and Operations (SPS)

Total Shareholder Return
6–9%
revenue
growth
Financial strategy
Portfolio
Operational
excellence
Drive organic growth
in current markets
Exploit adjacent
market opportunities
Leverage economies
of scale
Further optimize
infrastructure
Generate strong FCF
enabled by high ROIC
Continue returning
large share of FCF to
shareholders
Margin
expansion
from 13% to
17–19%
We plan to deliver strong Total
Shareholder Return (TSR) through FY14
35% payout
that currently
yields 2–3%,
plus buybacks

Our financial strategy is a key part of  our
value creation strategy
35% dividend payout, but expect no less than 64 cents per
share
Organic growth with limited financial risk
– Avoid significant balance sheet risk
– Invest in projects delivering at least 20% IRR
Tuck-in acquisitions with clear growth profile and returns
– Accretive to growth, margins, and earnings
– >20% IRR in conservative business case
Long-term investment-grade debt rating
– Adjusted Debt/EBITDAR ratio  target is 2:1
Excess cash used opportunistically to offset dilution and
reduce share count through buybacks
1. Adjusted Debt/EBITDAR ratio calculated as (Debt + 5x Rent Expense) / (EBITDA + Rent Expense)
1

- ICS is a highly defensible, scalable business with new growth opportunities
- SPS is a market share leader in mission-critical services with high client retention and emerging growth opportunities
- Industry trends becoming tailwinds instead of headwinds
- Broadridge is an emerging growth story with mid-to-high single digit revenue growth and expanding margins over the next several years
- Results-driven, deeply-experienced management and associate team aligned with shareholders and focused on delivering TSR through the Service Profit Chain
- Strong free cash flow generation

Broadridge

20 Broadridge's investment thesis

21 FY07–11, $M Free Cash Flow from Operations (GAAP) 1,263 $ Capex 191 $ FCF (Non-GAAP) 1,072 $ Reconciliation of Non-GAAP to GAAP Measures